                                                                    Exhibit 99.2



                          CONSENT OF PROPOSED DIRECTOR

          I hereby consent to being named in this Registration Statement on Form S-1 as a proposed director of ProCentury Corporation (the "Company") and confirm that I have agreed to serve as a director of the Company if elected.





December 15, 2003                  /s/ Press C. Southworth III
                                   -------------------------------------------
                                   Press C. Southworth III